Exhibit 10.8

ARCADIA BIOSCIENCES, INC.

2006 STOCK PLAN

(as Amended and Restated On May 4, 2012)

1.                                      Purposes of the Plan.  The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.  Stock Purchase Rights may also be granted under the Plan.

2.                                      Definitions.  As used herein, the following definitions shall apply:

(a)                                 “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b)                                 “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

(c)                                  “Board” means the Board of Directors of the Company.

(d)                                 [Intentionally Omitted]

(e)                                  “Code” means the Internal Revenue Code of 1986, as amended.

(f)                                   “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

(g)                                  “Common Stock” means the Common Stock of the Company.

(h)                                 “Company” means Arcadia Biosciences, Inc., an Arizona corporation.

(i)                                     “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services for such entity.

(j)                                    “Director” means a member of the Board of Directors of the Company.

(k)                                 “Disability” means the definition under the long-term disability policy of the Company to which the Optionee provides services regardless of whether the Optionee is covered by such policy.  If the Company to which the Optionee provides service does not have a long-term disability plan in place, “Disability” means that an Optionee is unable to carry out the responsibilities and functions of the position held by the Optionee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days.  An Optionee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(l)                                     “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  A Service Provider shall not cease to be an employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.  For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months and one (1) day following the expiration of such three (3) month period, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.  Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(m)                             “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)                                 “Fair Market Value” means, as of any time, the value of Common Stock determined as follows:

(i)                                     If the Common Stock granted, or to be granted to a Service Provider under this Plan, is listed on any established stock exchange or a national market system, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)                                  If the Common Stock granted, or to be granted to a Service Provider under this Plan, is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the means between the high bid and low asked prices for such Common Stock on the last market trading day prior to the day of determination; or

(iii)                               In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith and in a manner consistent with Applicable Laws.

(o)                                 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(p)                                 “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(q)                                 “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(r)                                    “Option” means a stock option granted pursuant to the Plan.

(s)                                   “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant.  The Option Agreement is subject to the terms and conditions of the Plan.

(t)                                    “Option Exchange Program” means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

(u)                                 “Optioned Stock” means the Common Stock subject to an Option or a Stock Purchase Right.

(v)                                 “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(w)                               “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(x)                                 “Plan” means this 2006 Stock Plan, as amended and restated on May 29, 2008, September 1, 2009, and May 4, 2012.

(y)                                 “Registration Date” means the first to occur of (i) the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a merger or consolidation of the Company in exchange for or in substitution of the Common Stock; and (ii) in the event of such merger or consolidation, the date of the consummation of the merger or consolidation if the same class of securities of the successor corporation (or its Parent) issuable in such merger or consolidation shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such merger or consolidation.

(z)                                  “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

(aa)                          “Retirement” means that an Optionee voluntarily ceases to be an Employee due to such Optionee having Retired. An Optionee will not be considered to have Retired if (i) Optionee is not an Employee at the time of termination, or (ii) Optionee’s termination as an Employee is involuntary, or (iii) Optionee has not reached the age of 60 on or before the effective date of termination, or (iv) Optionee has reached the age of 60 on or before the effective date of termination, but has not completed the requisite years of service as set forth below:

Age of Optionee on Date of Termination	Years of Service on Date of Termination
60	10
61	9
62	8
63	7
64	6
65	5
66 or older	2 or more

(bb)                          “SEC” means the Securities and Exchange Commission.

(cc)                            “Section 16(b)” means Section 16(b) of the Exchange Act.

(dd)                          “Securities Act” means the Securities Act of 1933, as amended.

(ee)                            “Service Provider” means an Employee, Director or Consultant.

(ff)                              “Share” means a share of Common Stock, as adjusted in accordance with Section 12 below.

(gg)                            “Stock Purchase Right” means a right to purchase Common Stock pursuant to Section 11 below.

(hh)                          “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.  In addition, where not prohibited by the Code, “subsidiary corporation” also means any non-corporate entities deemed to be “majority-owned” subsidiaries under Rule 701 of the Securities Act, as interpreted by the SEC, including but not limited to those set forth in the SEC no-action letter granted to Sutter Surgery Centers, Inc., on November 10, 1993.

(ii)                                  “U.S.” means the United States of America.

3.                                      Stock Subject to the Plan.  Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be subject to option and sold under the Plan is eighteen million (18,000,000) Shares.  The Shares may be authorized but unissued, or reacquired Common Stock.

If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).  However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if

Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.                                      Administration of the Plan.

(a)                                 Administrator.  The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws, including, but not limited to Rule 16b-3 of the Securities Act and Section 162(m) of the Code (at such time as the Company is subject to the Exchange Act).

(b)                                 Powers of the Administrator.  Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i)                                     to determine the Fair Market Value;

(ii)                                  to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

(iii)                               to determine the number of Shares to be covered by each such award granted hereunder;

(iv)                              to approve forms of agreement for use under this Plan;

(v)                                 to determine the terms and conditions, of any Option or Stock Purchase Right granted hereunder.  Such terms and conditions shall include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any repurchase rights, restriction, or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine.

(vi)                              to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

(vii)                           to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

(viii)                        to initiate an Option Exchange Program;

(ix)                              to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x)                                 to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold the Shares to be issued upon exercise of an Option or

Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld.  The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.  For the purposes of establishing the amount of Shares that may be used to satisfy an Optionee’s tax withholding obligations, the Administrator shall limit the Shares used for withholding to the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes on such supplemental income tax.  All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

(xi)                              to construe and interpret the terms of the Plan and awards granted pursuant to the Plan; provided, however, the Administrator shall take all necessary action to insure that any awards granted pursuant to the Plan to the chief executive officer and the four highest compensated Officers of the Company are administered in accordance with Section 162(m)(4)(B) or (C) of the Code and applicable regulations (at such time as the Company is subject to the Exchange Act).

(c)                                  Effect of Administrator’s Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

5.                                      Eligibility.

(a)                                 Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees.

(b)                                 Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds One Hundred Thousand Dollars ($100,000), such Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted.  The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(c)                                  Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause.

6.                                      Term of Plan.  The Plan shall become effective upon its adoption by the Board.  It shall continue in effect for a term of 10 years unless sooner terminated under Section 14 of the Plan.

7.                                      Term of Option.  The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than 10 years from the date of grant thereof.  In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five years from the date of grant or such shorter term as may be provided in the Option Agreement.

8.                                      Option Exercise Price and Consideration.

(a)                                 The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i)                                     In the case of an Incentive Stock Option;

(A)                               granted to an Employee who, at the time of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant;

(B)                               granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(C)                               In the case of a Nonstatutory Stock Option; the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(b)                                 The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant).  Such consideration may consist of

(i)                                     cash,

(ii)                                  check,

(iii)                               promissory note,

(iv)                              other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Optionee shall be exercised,

(v)                                 consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or

(vi)                              any combination of the foregoing methods of payment.

In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

9.                                      Exercise of Option.

(a)                                 Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.  Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence.  An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives:  (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, (ii) full payment for the Shares with respect to which the Option is exercised and, in the case of a Nonstatutory Option, arrangements satisfactory to the Company to satisfy any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of the Nonstatutory Option.  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan.  Shares issued upon exercise of an Option shall be issued in the name of the Optionee.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)                                 Termination of Relationship as a Service Provider.  In the case of a Nonstatutory Stock Option, if an Optionee ceases to be a Service Provider (except as set forth in subsections (c), (d), and (e), below), such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least 30 days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement).  In the case of an Incentive Stock Option, the Option shall remain exercisable for three months following the Optionee’s termination, or such shorter time period set forth in the Option Agreement.  If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c)                                  Retirement of Optionee.  In the case of a Nonstatutory Stock Option, if an Optionee ceases to be an Employee as a result of Optionee’s Retirement, unless as otherwise provided in the Option Agreement and to the extent the Option is vested on the date of termination, the Option may be exercised at any time prior to the Expiration Date.  In the case of an Incentive Stock Option, the Option shall remain exercisable for three months following the Optionee’s termination, or such shorter time period set forth in the Option Agreement.  If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after Optionee’s termination, the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)                                 Disability of Optionee.  In the case of a Nonstatutory Stock Option, if an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, unless as otherwise provided in the Option Agreement and to the extent the Option is vested on the date of termination, the Option may be exercised at any time prior to the Expiration Date.  In the case of an Incentive Stock Option, the Option shall remain exercisable for 12 months following the Optionee’s termination, or such shorter period set forth in the Option Agreement.  If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)                                  Death of Optionee.  In the case of a Nonstatutory Stock Option, if an Optionee ceases to be a Service Provider as a result of Optionee’s death, unless as otherwise provided in the Option Agreement and to the extent the Option is vested on the date of Optionee’s death, the Option may be exercised at any time prior to the Expiration Date by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance.  In the case of an Incentive Stock Option, the Option shall remain exercisable for 12 months following the Optionee’s death, or such shorter period set forth in the Option Agreement.  If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan.  If the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(f)                                   Buyout Provision.  The Administrator may at any time offer to buy for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.  Prior to any such offers, the Administrator shall consult the Company’s accountants.

10.                               Transferability and Non-Transferability of Options and Stock Purchase Rights.  Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.  Subject to compliance with all Applicable Laws, the Administrator may in its discretion grant transferable Nonstatutory Stock Options and Stock Purchase Rights in accordance with the terms set forth in the applicable Option Agreement or Restricted Stock purchase agreement.

11.                               Stock Purchase Rights.

(a)                                 Rights to Purchase.  Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan.  After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer.

The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.  The purchase price of the Restricted Stock purchased by a person shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(b)                                 Other Provisions.  The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in sole discretion.

(c)                                  Rights as a Stockholder.  Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provide in Section 12 of the Plan.

12.                               Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

(a)                                 Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company.  The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of price of shares of Common Stock subject to an Option or Stock Purchase Right.

(b)                                 Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction.  The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or Stock Purchase Right until 15 days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.  In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated.  To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

(c)                                  Merger; Consolidation; or Asset Sale.  If the Company is a party to a merger, consolidation or the sale of all or substantially all of the assets of the Company, outstanding Options and Stock Purchase Rights shall be subject to the agreement of merger, consolidation or asset sale.  Such agreement shall provide for any of the following:

(i)                                     The assumption of outstanding Options or Stock Purchase Rights by the surviving corporation or its Parent;

(ii)                                  The continuation of outstanding Options or Stock Purchase Rights by the Company, if the Company is the surviving corporation;

(iii)                               The payment of a cash settlement equal to, in the case of Options, (a) the difference between the amount to be paid for one Share under the agreement and the Exercise Price multiplied by (b) the number of Shares subject to the Option, vested or unvested, or both, as determined by the Company; and, in the case of Stock Purchase Rights, (a) the amount to be paid for one Share under the agreement multiplied by (b) the number of vested or unvested Shares, as determined by the Company; or

(iv)                              The acceleration of the vesting of outstanding Options and Stock Purchase Rights, with notification by the Administrator to the Optionees, indicating that such Options or Stock Purchase Rights shall be exercisable for 15 days from the date of such notice and termination of the Options and Stock Purchase Rights after such period; provided if such transaction does not occur, the acceleration of the Optionees’ vesting shall be voided and the Optionees’ vesting status shall return to what is was prior to the notice.

13.                               Time of Granting Options and Stock Purchase Rights.  The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator.  Notice of the determination shall be given to each Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

14.                               Amendment and Termination of the Plan.

(a)                                 Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b)                                 Stockholder Approval.  The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)                                  Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to the Options granted under the Plan prior to the date of such termination.

15.                               Conditions Upon Issuance of Shares.

(a)                                 Legal Compliance.  Shares shall not be issued upon the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)                                 Investment Representations.  As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

16.                               Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which requisite authority shall not have been obtained.

17.                               Reservation of Shares.  The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18.                               Stockholder Approval.  The Plan shall be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted.  Such stockholder approval shall be obtained in the degree and manner required under Applicable Law.

19.                               Information to Optionees and Purchasers.  To the extent required under Applicable Law, the Company shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements, where required by Applicable Laws.  The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

ARCADIA BIOSCIENCES, INC.
2006 STOCK PLAN
NON-QUALIFIED STOCK OPTION AGREEMENT

(October 29, 2014 Date of Grant)

This Option Agreement is made and entered into by and between Arcadia Biosciences, Inc. (“Company”) and [•] (“Optionee”), as of the 29th day of October, 2014 (“Date of Grant”).

RECITALS

A.                                    The Board of Directors of the Company has adopted the Arcadia Biosciences, Inc. 2006 Stock Plan (“Plan”) as an incentive to enhance the Company’s ability to attract and retain the best available individuals for employment and advisory positions of substantial responsibility by providing an opportunity to have a proprietary interest in the success of the Company.

B.                                    The Board has approved the granting of options to the Optionee pursuant to the Plan to provide an incentive to the Optionee to focus on the long-term growth of the Company.

1.                                      Grant of Option.  The Company grants to the Optionee the option (“Option”) to purchase [•] shares (subject to adjustment in the Plan, as stated in paragraph 10 herein) of the Common Stock of Arcadia Biosciences, Inc. (“Stock”) on the terms and conditions in this Agreement.  The Option granted under this Agreement is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

2.                                      Vesting of Option.  The Option shall vest and become exercisable in accordance with the schedule below:

50% of the shares subject to the Option will be fully vested and exercisable effective as of February 7, 2015 (the “Initial Vesting Date”), subject to Optionee’s continued service through the Initial Vesting Date, and;

50% of the shares subject to the Option will vest and become exercisable in 24 equal monthly installments following the Initial Vesting Date, with the first such monthly vesting date taking place on February 28, 2015 and subsequent vesting dates on the last day of the next 23 months thereafter (with the last vesting date on January 31, 2017), subject to Optionee’s continued service through the applicable vesting date.

2.1                               Accelerated Vesting.  If (i) the Company is a party to a merger or consolidation, or series of related transactions, which results in the voting securities of the Company outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving or another entity) more than 50% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation; or (ii) any person or entity subsequent to the date of this Agreement becomes the beneficial owner (as defined in Rule 13-d(3) promulgated under the Securities Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then-outstanding securities; or (iii) the Company sells all or substantially all of its assets, then all outstanding Options and Stock Purchase Rights will automatically become fully exercisable and all restrictions on outstanding Options and Stock Purchase Rights will lapse.  Upon, or in anticipation of, such an event, the Company may cause every Option or Stock Purchase Right outstanding hereunder to terminate at a specific time in the future and will give each Optionee the right to exercise all outstanding Options and Stock Purchase Rights during a period of time as the Company, in its sole and absolute discretion, will determine.

3.                                      Purchase Price. The price at which the Optionee is entitled to purchase the Stock under the Option is $1.53 per share.

4.                                      Term of Option. The Option granted under this Agreement shall expire, unless otherwise exercised, 10 years from the Date of Grant, through and including the normal close of business of the Company on October 29, 2024 (“Expiration Date”), subject to earlier termination under paragraph 8 below.

5.                                      Exercise of Option. The Option may be exercised by the Optionee as to all or any part of the Stock then vested by delivery to the Company of written notice of exercise and payment of the purchase price as provided in paragraphs 6 and 7 below.

6.                                      Method of Exercising Option.

6.1                               General.  Subject to the terms and conditions of this Option Agreement, the Option may be exercised by timely delivery to the Company of written notice in the form attached hereto as Exhibit A, which notice shall be effective on the date received by the Company (“Effective Date”). The notice shall state the Optionee’s election to exercise the Option, the number of shares to which the election relates, the method of payment elected, the exact name or names in which the shares will be registered and the Social Security number of the Optionee.  The notice must be signed by the Optionee and must be accompanied by payment of the purchase price. If the Option is exercised by a person or persons other than Optionee under paragraph 8 below, the notice must be signed by such other person or persons accompanied by proof acceptable to the Company of the legal right of such person or persons to exercise the Option. All shares delivered by the Company upon exercise of the Option shall be fully paid and non-assessable upon delivery.

6.2                               Taxes.  No Shares will be delivered to the Optionee or other person pursuant to the exercise of the Option until the Optionee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax obligations of the Optionee incident to the receipt of Shares.  Upon exercise of the Option, the Company may offset or withhold (from any amount owed by the Company to the Optionee) or collect from the Optionee or other person an amount sufficient to satisfy such tax withholding obligations.

7.                                      Method of Payment for Options. Payment for shares purchased upon the exercise of the Option shall be made by the Optionee in cash or such other method permitted by the Board or the committee appointed by the Board to administer the Plan (“Committee”) and communicated to the Optionee in writing prior to the date the Optionee exercises all or any portion of the Option.

8.                                      Termination of Relationship as a Service Provider.

8.1                               General.  In the event that an Optionee ceases to be a Service Provider (as such is defined in the Plan) for any reason other than Retirement (as that term is defined in the Plan), death or Disability (as that term is defined in the Plan), then the Optionee may at any time within 30 days after the effective date of such termination exercise the Option to the extent that the Optionee was entitled to exercise the Option at the date of termination, provided that in no event shall the Option be exercisable after the Expiration Date.

8.2                               Retirement of Optionee.  In the event of the Retirement of the Optionee, Optionee may exercise the Option at any time prior to the Expiration Date.  An Option may be exercised following Retirement of the Optionee only to the extent that the Optionee was entitled to exercise the Option at the date of termination, and in no event shall the Option be exercisable after the Expiration Date.  In the event of the Disability or death of the Optionee after Optionee’s Retirement, the Option may be exercised at any time prior to the Expiration Date by the Optionee or the Optionee’s legal representative or representatives in the case of Optionee’s Disability or, in the case of Optionee’s death, the person or persons entitled to do so under the Optionee’s last will and testament or if the Optionee fails to make a testamentary disposition of such Option or shall die intestate, by the person or persons entitled to receive such Option under the applicable laws of descent and distribution. The Board shall have the right to require evidence satisfactory to it of the rights of any person or persons seeking to exercise the Option under this paragraph 8 to exercise the Option.

8.3                               Death or Disability of Optionee. In the event of the death or Disability of the Optionee, the Option may be exercised at any time prior to the Expiration Date by the Optionee or the Optionee’s legal representative or representatives in the case of Optionee’s Disability or, in the case of Optionee’s death, the person or persons entitled to do so under the Optionee’s last will and testament or if the Optionee fails to make a testamentary disposition of such Option or shall die intestate, by the person or persons entitled to receive such Option under the applicable laws of descent and distribution. An Option may be exercised following the death or Disability of the Optionee only if the Option was exercisable by the Optionee immediately prior to Optionee’s death or Disability. In no event shall the Option be exercisable after the Expiration Date. The Board shall have the right to require evidence satisfactory to it of the rights of any person or persons seeking to exercise the Option under this paragraph 8 to exercise the Option.

9.                                      Nontransferability. The Option granted by this Option Agreement shall be exercisable only during the term of the Option provided in paragraph 4 hereof and, except as provided in paragraph 8 above, only by the Optionee during his lifetime and while an Optionee of the Company. This Option shall not be transferable by the Optionee or any other person claiming through the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution or such other events as set forth in Section 8.4 of the Plan.

10.                               Adjustments in Number of Shares and Option Price. In the event of a change in capitalization or such other event as specified in Section 13 of the Plan, the Board will adjust the remaining shares of Stock subject to this Option, all as set forth in Section 13 of the Plan.

11.                               Company Right of First Refusal.

11.1                        Transfer Notice.  Neither the Optionee nor a transferee (either being sometimes referred to herein as the “Holder”) shall sell, hypothecate, encumber or otherwise transfer any Shares or any right or interest therein without first complying with the provisions of this paragraph 11 or obtaining the prior written consent of the Company.  In the event the Holder desires to accept a bona fide third-party offer for any or all of the Shares, the Holder shall provide the Company with written notice (the “Transfer Notice”) of:

a.                                      The Holder’s intention to transfer;

b.                                      The name of the proposed transferee;

c.                                       The number of Shares to be transferred; and

d.                                      The proposed transfer price or value and terms thereof.

If the Holder proposes to transfer any Shares to more than one transferee, the Holder shall provide a separate Transfer Notice for the proposed transfer to each transferee.  The Transfer Notice shall be signed by both the Holder and the proposed transferee and must constitute a binding commitment of the Holder and the proposed transferee for the transfer of the Shares to the proposed transferee subject to the terms and conditions of this Option Agreement.

11.2                        Bona Fide Transfer.  If the Company determines that the information provided by the Holder in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Holder written notice of the Holder’s failure to comply with the procedure described in this paragraph11, and the Holder shall have no right to transfer the Shares without first complying with the procedure described in this paragraph11.  The Holder shall not be permitted to transfer the Shares if the proposed transfer is not bona fide.

11.3                        First Refusal Exercise Notice.  The Company shall have the right to purchase (the “Right of First Refusal”) all but not less than all, of the Shares which are described in the Transfer Notice (the “Offered Shares”) at any time within ninety (90) days after receipt of the Transfer Notice (the “Option Period”), provided, however, that if the Offered Shares are not Mature Shares (as defined below) then the Option Period shall be extended by the number of days necessary for the Offered Shares to become Mature Shares.  The Offered Shares shall be repurchased at (i) the per share price or value and in accordance with the terms stated in the Transfer Notice (subject to paragraph 11.4 below) or (ii) the Fair Market Value of the Shares on the date on which the purchase is to be effected if no consideration is paid pursuant to the terms stated in the Transfer Notice, which Right of First Refusal shall be exercised by written notice (the “First Refusal Exercise Notice”) to the Holder.  “Mature Shares” shall mean the Shares that have been held by the Holder (and any successor Holder) for a period of more than six (6) months.

11.4                        Payment Terms.  The Company shall consummate the purchase of the Offered Shares on the terms set forth in the Transfer Notice within 30 days after delivery of the First Refusal Exercise Notice; provided, however, that in the event the Transfer Notice provides for the payment for the Offered Shares other than in cash, the Company and/or its assigns shall have the right to pay for the Offered Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Administrator.  Upon payment for the Offered Shares to the Holder or into escrow for the benefit of the Holder, the Company or its assigns shall become the legal and beneficial owner of the Offered Shares and all rights and interest therein or related thereto, and the Company shall have the right to transfer the Offered Shares to its own name or its assigns without further action by the Holder.

11.5                        Assignment.  Whenever the Company shall have the right to purchase Shares under this Right of First Refusal, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company’s Right of First Refusal.

11.6                        Non-Exercise.  If the Company and/or its assigns do not collectively elect to exercise the Right of First Refusal within the Option Period or such earlier time if the Company and/or its assigns notifies the Holder that it will not exercise the Right of First Refusal, then the Holder may transfer the Shares upon the terms and conditions stated in the Transfer Notice, provided that:

(i)                                     The transfer is made within forty-five (45) days of the earlier of (A) the date the Company and/or its assigns notify the Holder that the Right of

First Refusal will not be exercised or (B) the expiration of the Option Period; and

(ii)                                  The transferee agrees in writing that such Shares shall be held subject to the provisions of this Option Agreement.

The Company shall have the right to demand further assurances from the Holder and the transferee (in a form satisfactory to the Company) that the transfer of the Offered Shares was actually carried out on the terms and conditions described in the Transfer Notice.  No Offered Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide.

11.7                        Expiration of Transfer Period.  Following such 45-day period, no transfer of the Offered Shares and no change in the terms of the transfer as stated in the Transfer Notice (including the name of the proposed transferee) shall be permitted without a new written Transfer Notice prepared and submitted in accordance with the requirements of this Right of First Refusal.

11.8                        Termination of Right of First Refusal.  The provisions of this Right of First Refusal shall terminate as to all Shares upon the Registration Date.

11.9                        Additional Shares or Substituted Securities.  In the event of any transaction described in Section 13 of the Plan, any new, substituted or additional securities or other property which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Right of First Refusal, but only to the extent the Shares are at the time covered by such right.

12.                               Delivery of Shares. No shares of Stock shall be delivered upon exercise of the Option until (i) the purchase price shall have been paid in full in the manner herein provided; (ii) applicable taxes required to be withheld have been paid or withheld in full; (iii) approval of any governmental authority required in connection with the Option, or the issuance of shares thereunder, has been received by the Company; and (iv) if required by the Board, the Optionee has delivered to the Board a copy of the Investment Representation Statement in the form attached hereto as Exhibit B.

13.                               Securities Act. The Company shall not be required to deliver any shares of Stock pursuant to the exercise of all or any part of the Option if, in the opinion of counsel for the Company, such issuance would violate the Securities Act of 1933 or any other applicable federal or state securities laws or regulations. The Board may require that the Optionee, prior to the issuance of any such shares pursuant to exercise of the Option, sign and deliver to the Company the Investment Representation Statement declaring (i) that the Optionee is purchasing the shares for investment and not with a view to the sale or distribution thereof; (ii) that the Optionee will not sell any shares received upon exercise of the Option or any other shares of the Company that the Optionee may then own or thereafter acquire except either (a) through a broker on a national securities exchange or (b) with the prior written approval of the Company; and (iii) containing such other terms and conditions as counsel for the Company may reasonably require to assure compliance with the Securities Act of 1933 or other applicable federal or state securities laws and regulations.

14.                               Definitions; Copy of Plan. To the extent not specifically provided herein, all capitalized terms used in this Option Agreement shall have the same meanings ascribed to them in the Plan. By the execution of this Agreement, the Optionee acknowledges receipt of a copy of the Plan.

15.                               Obligation to Exercise. The Optionee shall have no obligation to exercise any option granted by this Agreement.

16.                               Governing Law. This Option Agreement shall be interpreted and administered under the laws of the State of California.

17.                               Amendments. This Option Agreement may be amended only by a written agreement executed by the Company and the Optionee.

IN WITNESS WHEREOF, the Company has caused this Option Agreement to be signed by its duly authorized representative and the Optionee has signed this Option Agreement as of the date first written above.

ARCADIA BIOSCIENCES, INC.

By:
Eric J. Rey
President and Chief Executive Officer

OPTIONEE

EXHIBIT A

ARCADIA BIOSCIENCES, INC.

2006 STOCK PLAN

EXERCISE NOTICE

Arcadia Biosciences, Inc.

202 Cousteau Place

Suite 200

Davis, CA 95618

Attention: Secretary

Effective as of today,                             , the undersigned (the “Grantee”) hereby elects to exercise the Grantee’s option to purchase                        shares of the Common Stock (the “Shares”) of Arcadia Biosciences, Inc. (the “Company”), under and pursuant to the Company’s 2006 Stock Plan, as amended from time to time (the “Plan”) and Non-Qualified Stock Option Award Agreement(s) (the “Option Agreements”) as follows:

Date of Grant	Number of Share Options Exercised	Purchase Price per Share Option

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

1.                                      Representations of the Grantee.  The Grantee acknowledges that the Grantee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

2.                                      Rights as Shareholder.  Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

The Grantee shall enjoy rights as a shareholder until such time as the Grantee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal.  Upon such exercise, the Grantee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of the Option Agreement, and the Grantee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

3.                                      Delivery of Payment.  The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in paragraph 7 of the Option Agreement.

4.                                      Tax Consultation.  The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee’s purchase or disposition of the Shares.  The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

5.                                      Taxes.  The Grantee agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations.  In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Award or within one (1) year from the date the Shares were transferred to the Grantee.

6.                                      Restrictive Legends.  The Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH

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TRANSFER RESTRICTIONS, INCLUDING THE RIGHT OF FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.

7.                                      Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

8.                                      Construction.  The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

9.                                      Administration and Interpretation.  The Grantee hereby agrees that any question or dispute regarding the administration or interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company to the Administrator.  The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

10.                               Governing Law; Severability.  This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law Rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties.  Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

11.                               Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

12.                               Further Instruments.  The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

13.                               Entire Agreement.  The Plan and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee.  Nothing in the Plan, the Option Agreement and this Exercise Notice

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(except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:	Accepted by:

GRANTEE:	ARCADIA BIOSCIENCES, INC.

By:

Title:
(Signature)

Address:	Address:

202 Cousteau Place
Suite 200
Davis, CA 95618

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EXHIBIT B

ARCADIA BIOSCIENCES, INC.

2006 STOCK PLAN

INVESTMENT REPRESENTATION STATEMENT

GRANTEE:

COMPANY:	ARCADIA BIOSCIENCES, INC.

SECURITY:	COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Grantee represents to the Company the following:

1.                                      Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Grantee is acquiring these Securities for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.                                      Grantee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Grantee’s investment intent as expressed herein.  Grantee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Grantee further acknowledges and understands that the Company is under no obligation to register the Securities.  Grantee understands that the certificate evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

3.                                      Grantee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Grantee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety

(90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including:  (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

4.                                      In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two (2) years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

5.                                      Grantee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Grantee understands that no assurances can be given that any such other registration exemption will be available in such event.

Grantee represents that Grantee is a resident of the state of                                         .

Signature of Grantee:

Date:

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